EXHIBIT 99.1

SUBURBAN PROPANE PARTNERS, L.P.

SUBURBAN ENERGY FINANCE CORP.

LETTER OF TRANSMITTAL

Offer to Exchange up to

$496,557,000 Aggregate Principal Amount of 7 1/2% Senior Notes Due 2018

(CUSIP Nos. 864486 AD7 and U8600A AB7)

For

$496,557,000 Aggregate Principal Amount of 7 1/2% Senior Notes Due 2018

That Have Been Registered Under the Securities Act of 1933, As Amended (the “Securities Act”)

$503,443,000 Aggregate Principal Amount of 7 3/8% Senior Notes Due 2021

(CUSIP Nos. 864486 AF2 and U8600A AC5)

For

$503,443,000 Aggregate Principal Amount of 7 3/8% Senior Notes Due 2021

That Have Been Registered Under the Securities Act

Pursuant to the Prospectus dated                     , 2012

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2012, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

THE BANK OF NEW YORK MELLON

By Certified or Registered Mail:	By Overnight Courier or Regular Mail:	By Hand:

The Bank of New York Mellon, as Exchange Agent

c/o Bank of New York Mellon

Corporation

Corporate Trust Operations —

Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attention: [                 ]

The Bank of New York Mellon, as Exchange Agent

c/o Bank of New York Mellon

Corporation

Corporate Trust Operations —

Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attention: [                ]

The Bank of New York Mellon, as Exchange Agent

c/o Bank of New York Mellon

Corporation

Corporate Trust Operations — Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attention: [                 ]

By Facsimile (eligible institutions only):

(212) 298-1915, Attention: [                ]

Telephone Inquiries:

(212) 815-[                ]

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus dated                     , 2012 (the “Prospectus”), of Suburban Propane Partners, L.P., a Delaware limited partnership (“Suburban”), and Suburban Energy Finance Corp., a Delaware corporation (“Finance Corp.” and, together with Suburban, the “Issuers”), and this Letter of Transmittal (the “Letter of Transmittal”), which together with the Prospectus constitutes the Issuers’ offer (the “Exchange Offer”) to exchange (i) up to $496,557,000 in aggregate principal amount of our issued and outstanding unregistered 7 1/2% senior notes due 2018 (CUSIP Nos. 864486 AD7 and U8600A AB7) (the “2018 Old Notes”) for an equal principal amount of 7 1/2% senior exchange notes due 2018, that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “2018 Exchange Notes”) and (ii) up to $503,443,000 in aggregate principal amount of our issued and outstanding unregistered 7 3/8% senior notes due 2021 (CUSIP Nos. 864486 AF2 and U8600A AC5) (the “2021 Old Notes”) for an equal principal amount of 7 3/8% senior exchange notes due 2021, that have been registered under the Securities Act (the “2021 Exchange Notes”). The term “Old Notes” refers collectively to the 2018 Old Notes and the 2021 Old Notes and the term “Exchange Notes” refers collectively to the 2018 Exchange Notes and the 2021 Exchange Notes. The Old Notes were issued under an indenture, dated August 1, 2012, pursuant to a private exchange offer not registered under the Securities Act. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

For each Old Note accepted for exchange, the holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The form and terms of the Exchange Notes will be identical in all material respects to the form and terms of the Old Notes, except that: (i) the issuance of the Exchange Notes has been registered under the Securities Act and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof; (ii) the Exchange Notes will bear a different CUSIP Number from the Old Notes; (iii) holders of the New Notes will not be entitled to registration rights; and (iv) holders of the Exchange Notes will not be entitled to earn additional interest under circumstances relating to the Issuers’ obligations under the registration rights agreement, dated August 1, 2012 (the “Registration Rights Agreement”) among the Issuers and the dealer managers named therein, pursuant to which the Exchange Offer is made. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from the issue date of the Old Notes. See “Exchange Offer” in the Prospectus.

The undersigned hereby tenders the Old Notes described in the box entitled “Description of Old Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Old Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Old Notes (the “Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

For purposes of this Letter of Transmittal, a registered holder, or Holder, is deemed to include a holder whose name appears on a DTC security position list as a record holder of Old Notes who tenders through DTC’s ATOP.

PLEASE READ CAREFULLY THIS ENTIRE LETTER OF TRANSMITTAL AND

COMPLETE ALL BOXES BELOW.

This Letter of Transmittal is to be used by a Holder (i) if certificates representing Old Notes are to be forwarded herewith and (ii) if a tender is made pursuant to the guaranteed delivery procedures described in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. For purposes of this Letter of Transmittal, a “registered holder” or “Holder” shall be deemed to include a holder whose name appears on a DTC security position list as a record holder of the Old Notes who tenders such notes through DTC’s ATOP.

Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of Old Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Old Notes” and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2.

Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (4) in the box below entitled “Description of Old Notes,” and sign the box below entitled “Sign Here to Tender Your Old Notes.” If only those columns are completed, such Holder will have tendered for exchange all Old Notes listed in column (4) below. If the Holder wishes to tender for exchange less than all of such Old Notes, column (5) must be completed in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Old Notes described in the box entitled “Description of Old Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES

(1)	(2)	(3)	(4)	(5)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Indicate whether 2018 Old Notes or 2021 Old Notes	Certificate Number(s)	Aggregate Principal Amount Represented by Certificate(s)(A)	Principal Amount Tendered For Exchange(B)

(A)	Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)	The minimum permitted tender is $2,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 in excess of $2,000.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution that Guaranteed Delivery:

Only Holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Old Notes for exchange. Persons who are Beneficial Owners of Old Notes but are not Holders and who seek to tender Old Notes should (i) contact the Holder and instruct such Holder to tender on its behalf, (ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”), or (iii) effect a record transfer of such Old Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Old Notes prior to the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering.”

SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE

ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 6, 7, 8 and 9)

To be completed ONLY (i) if the Exchange Notes issued in exchange for the Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:
(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
Credit Old Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7, 8 and 9)

To be completed ONLY (i) if the Exchange Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Name:
(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuers, all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuers) of such Holder with respect to such Old Notes, with full power of substitution to (i) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuers, (ii) present and deliver such Old Notes for transfer on the books of the Issuers and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes; and that when such Old Notes are accepted for exchange by the Issuers, the Issuers will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuers of its obligations under the Registration Rights Agreement and that the Issuers will have no further obligations or liabilities thereunder (except as expressly provided therein).

By tendering, the undersigned hereby further represents to the Issuers that: (i) the Exchange Notes to be acquired by the undersigned in exchange for the Old Notes tendered hereby and any Beneficial Owner(s) of such Old Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses; (ii) neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in the “distribution” of the Exchange Notes in violation of the provisions of the Securities Act; (iii) neither the undersigned nor any Beneficial Owner is engaged in, or intends to engage in, a “distribution” of the Exchange Notes; (iv) neither the undersigned nor any Beneficial Owner is an “affiliate” (as defined under Rule 405 under the Securities Act) of the Issuers; and (v) that neither the undersigned nor any Beneficial Owner is acting on behalf of any person or entity who could not truthfully make the statements set forth in clauses (i), (ii), (iii) and (iv) above. If the undersigned or any Beneficial Owner is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, the undersigned and such Beneficial Owner (i) represent that such broker-dealer is participating in the applicable Exchange Offer for its own account and is exchanging Old Notes acquired as a result of market-making or other trading activities, (ii) confirms that it has not entered into any arrangement or understanding with the Issuers or any affiliate of the Issuers to distribute the Exchange Notes and (iii) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and so delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Old Notes acquired other than as a result of market-making activities or other trading activities.

The undersigned and any Beneficial Owner also acknowledge as follows: The Exchange Offer is being made based upon the Issuers’ understanding of existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no-action” letters to third parties and unrelated to the Issuers and the Exchange Offer, and, based on such interpretations, the Issuers believe that the Exchange Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act; provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person or entity to participate in, the distribution of such Exchange Notes (within the meaning of the Securities Act); provided, further, that if a holder is a broker-dealer, the holder is participating in the Exchange Offer for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities and the holder must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. Any holder who is an affiliate of the Issuers, who does not acquire the Exchange Notes in the ordinary course of business, who intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes or is a broker-dealer who purchased the Old Notes directly from the Issuers (i) will not be able to rely on the interpretations by the staff of the Commission set forth in the above-mentioned “no-action” letters, (ii) will not be able to tender its Old Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. The undersigned acknowledges that the Issuers have not sought or received their own “no-action” letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned “no-action” letters. The undersigned and any Beneficial Owner further acknowledge that the Issuers may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.

For purposes of the Exchange Offer, the Issuers will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes, if, as and when the Issuers give oral or written notice thereof to the Exchange Agent. Tenders of Old Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offer — Withdrawal of Tenders” in the Prospectus. Any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.

The undersigned acknowledges that the Issuers’ acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Old Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the Holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Note(s).

In order to validly tender Old Notes for exchange, Holders must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

SIGN HERE TO TENDER YOUR EXISTING NOTES

Signature(s) of Owner(s)

Dated:                     , 20

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Principal place of business (if different from address listed above):

Area Code and Telephone No.:

Tax Identification or Social Security Nos.:

GUARANTEE OF SIGNATURE(S)

(Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:

Name and Title:

(Please Type or Print)

Name of Firm:

Address:

Area Code and Telephone No.:

Dated:

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, which is defined as an institution which is a member of one of the following recognized signature Guarantee Programs:

(a)	The Securities Transfer Agents Medallion Program (STAMP);

(b)	The New York Stock Exchange Medallion Signature Program (MSP); or

(c)	The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Old Notes should be sent to the Issuers. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a) such tender is made through an Eligible Institution;

(b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Old Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Old Notes” above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawals. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Old Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers in their sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.

5. Partial Tenders. Tenders of Old Notes will be accepted only in multiples of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes that are tendered for exchange in column (5) of the box entitled “Description of Old Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Old Notes or bond powers are required. If, however, Old Notes not tendered or not accepted are to be issued or returned in the name of a person other than the Holder, then the Old Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuers, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Old Notes. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

(f) If this Letter of Transmittal is signed by a person other than the Holder listed, the Old Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Old Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Backup Withholding; Substitute Form W-9. Under United States federal income tax law, a Holder whose tendered Old Notes are accepted for exchange may be subject to backup withholding (currently at a 28% rate and scheduled to increase to a 31% rate for taxable years beginning after December 31, 2012) on payments that may be made by the Issuers on account of Exchange Notes issued pursuant to the Exchange Offer. To prevent backup withholding, each Holder of tendered Old Notes must provide such Holder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 below, certifying that the Holder is a United States citizen or other United States person, that the TIN provided is correct (or that the Holder is awaiting a TIN), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding. A U.S. person is (i) an individual who is a U.S. citizen or U.S. resident alien, (ii) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source or (iv) a domestic trust (as defined in Treasury Regulations Section 301.7701-7). If the correct TIN is not provided, the tendering Holder may be subject to penalties imposed by the IRS. In addition, the Holder may be subject to backup withholding on all reportable payments made on account of the Exchange Notes after the exchange.

If the Holder is an individual, the TIN generally is his or her social security number. If the Holder is a nonresident alien or a foreign entity not subject to backup withholding, the Holder must provide the appropriate completed Form W-8 rather than a Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If the Old Notes are in more than one name or are not in the name of the actual owner, the tendering holder should consult the W-9 Guidelines for information regarding which TIN to report. Certain Holders (including, among others, corporations) may not be subject to these backup withholding requirements. Please consult the W-9 Guidelines for more information. Such exempt Holders must nevertheless enter their name, address, status and TIN and check the “Exempt Payee” box in Part 3 of the Substitute Form W-9.

If the Holder whose Old Notes are tendered does not have a TIN or does not know its TIN, the Holder should check the box in Part 2 of the Substitute Form W-9, write “Applied For” in lieu of its TIN in Part 1 and sign and date the form. In addition, such Holder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A Holder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Checking the box in Part 2 of the Substitute Form W-9 and writing “Applied For” in Part 1 means that the Holder has already applied for a TIN or that the Holder intends to apply for one in the near future. If a Holder checks the box in Part 2 and writes “Applied For” in Part 1, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such Holder. If such a Holder furnishes its properly certified TIN within 60 days of DTC’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such Holder. If, however, the Holder has not provided its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS.

8. Transfer Taxes. Holders whose Old Notes are tendered for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, the Exchange Notes are delivered to, or are to be issued in the name of, any person other than the Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such Holder.

9. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Old Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate.

10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Old Notes will be determined by the Issuers in their sole discretion, which determination shall be final and binding. The Issuers reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11. Waiver of Conditions. The Issuers reserve the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer — Conditions” in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

12. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

13. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior the Expiration Date.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instruction 7)

PAYOR’S NAME:

SUBSTITUTE	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For individuals this is your Social Security Number (“SSN”). For a sole proprietor, a resident alien, a disregarded entity, or if your account is in more than one name, see enclosed W-9 Guidelines. For other entities, it is your Employer Identification Number (“EIN”). If you do not have a number, see “Obtaining a Number” by consulting the enclosed W-9 Guidelines.	TIN:
Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification			Social Security Number
OR:

Part 2 — Awaiting TIN. ☐
(If you check the box in Part 2, also complete the “Certificate of Awaiting Taxpayer Identification Number” below.)
Part 3 — Exempt Payee. ☐
(Check the box in Part 3 if you are an exempt payee.)

CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)    the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person.

Certification Instructions — You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not received another notification from the IRS that you are no longer subject to backup withholding.

Signature of U.S. Person	Date

Name (as shown on your tax return)

PLEASE	Business name (if different from above)

SIGN	Address

HERE	City State	Zip

Check the appropriate box to indicate your status:

	☐ Individual/Sole Proprietor	☐ Corporation

☐ LLC (Enter the tax classification (D=disregarded entity, C=Corporation, P=partnership ))

	☐ Partnership	☐ Other

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, the payor may withhold a percentage (currently 28%) of all reportable payments paid to my account until I provide a number. I understand that if I do not provide a taxpayer identification number to the payor within 60 days of the payor’s receipt of this form, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payor.

For this type of account:		Give the SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)

	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5.	Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:		Give the SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:
6.	A valid trust, estate, or pension trust	The legal entity (4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership or LLC

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s Social Security Number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security Number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may either use your Social Security Number or Employer Identification Number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at an office of the Social Security Administration or the Internal Revenue Service or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt from Backup Withholding

Backup withholding is not required on payments made to the following payees:

•	An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
•	The United States or any of its agencies or instrumentalities.
•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
•	A foreign government or any of its political subdivisions, agencies or instrumentalities.
•	An international organization or any of its agencies, or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	A trust exempt from tax under Section 664 or described in Section 4947.
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) distribution made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct Taxpayer Identification Number to the payor.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Internal Revenue Code.

Privacy Act Notice—Section 6109 of the Internal Revenue Code requires most recipients to give their correct Taxpayer Identification Number to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a certain percentage (currently 28%) of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payor. Certain penalties may also apply.

Penalties

(1)  Penalty For Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.